                                                                    EXHIBIT 99.2

                  Bank of Canton of California and Subsidiaries
                           Consolidated Balance Sheet
                                    Unaudited
                                 (in thousands)

                                                                September 30,
                                                                    2002
                                                                -------------
Cash and due from banks                                          $   20,105
Interest-bearing deposits with banks                                    415
Securities available-for-sale                                       901,335
Federal funds sold                                                   21,000
Loans net of allowance for loan
losses of $8,960                                                    506,429
Premises, equipment, and leasehold improvements, net                 24,148
Other real estate owned                                                 421
Accrued interest receivable and other assets                         17,260
                                                                 ----------
Total assets                                                      1,491,113
                                                                 ==========

Deposits

  Demand -- noninterest bearing                                      14,715
  Demand -- interest bearing                                        196,847
  Savings                                                           121,845
  Time, $100,000 and over                                           491,668
  Time, under $100,000                                              299,182
   Public time                                                      125,293
                                                                 ----------
Total deposits                                                    1,249,550

Borrowings from Federal Home Loan Bank                               35,000
Accrued interest payable and other liabilities                       18,767
Deferred tax liability, net                                           9,012
                                                                 ----------
Total liabilities                                                 1,312,329
                                                                 ----------

Common stock                                                          2,000
Additional paid-in capital                                           23,000
Retained earnings, appropriated                                      18,000
Accumulated other comprehensive income                               18,263
Retained earnings, unappropriated                                   117,521
                                                                 ----------
Total stockholder's equity                                          178,784
                                                                 ----------
Total liabilities and equity                                     $1,491,113
                                                                 ==========



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

                  Bank of Canton of California and Subsidiaries
                        Consolidated Statements of Income
                                    Unaudited
                                 (in thousands)

                                                                         For the nine-months ended:
                                                               -----------------------------------------
                                                               September 30, 2002     September 30, 2001
                                                               ------------------     ------------------
INTEREST INCOME:
Loans and leases, including fees                                    $22,076                 $ 26,987
Securities held-to-maturity                                              --                       20
Securities available-for-sale                                        26,927                   28,009
Federal funds sold, repurchase agreements and other                     442                    1,034
Dividends from corporate stock                                          335                      633
                                                                    -------                 --------
Total interest income                                                49,780                   56,683

INTEREST EXPENSES:
Deposits                                                             25,020                   31,548
Other short term borrowings                                           1,045                    1,380
                                                                    -------                 --------
Total interest expense                                               26,065                   32,928

Net interest income                                                  23,715                   23,755

Provision for loan losses                                               973                      950
                                                                    -------                 --------
Net interest income after provision for loan losses                  22,742                   22,805

OTHER INCOME:
Net gain (loss) on sale of securities                                 5,496                      935
Commissions and fee income                                            2,130                    1,591
Rental income                                                         4,164                    4,285
                                                                    -------                 --------
Total other income                                                   11,790                    6,811

OTHER EXPENSES:
Salaries and benefits                                                 6,496                    6,000
Occupancy, net                                                        2,957                    2,918
Other operating expenses                                              5,267                    4,265
                                                                    -------                 --------
Total other expenses                                                 14,720                   13,183

Income before taxes                                                  19,812                   16,433
Taxes                                                                 8,227                    6,600
                                                                    -------                 --------

Net income                                                          $11,585                 $  9,833
                                                                    =======                 ========

Other comprehensive income                                            2,275                    7,528
Total comprehensive income                                          $13,860                 $ 17,361
                                                                    =======                 ========




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

                  Bank of Canton of California and Subsidiaries
                      Consolidated Statements of Cash Flows
                                    Unaudited
                                 (in thousands)

                                                                                          For the nine-months ended
                                                                                       -------------------------------
                                                                                       September 30,     September 30,
                                                                                           2002              2001
                                                                                       -------------     -------------
Net Income                                                                              $  11,585        $   9,833
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization                                                               1,316            1,111
Amortization/ (Accretion) of premium/ (discount)                                            2,747           (1,576)
Provision for loan loss                                                                       973              950
Net gain on sale of investment securities available-for-sale                               (5,496)            (935)
Gain on sale of premises, equipment, and leasehold improvements                                --             (244)
Deferred tax expense (benefit)                                                              1,795            1,996
Changes in operating assets and liabilities:
     Income taxes receivable                                                                  684             (114)
     Accrued interest receivable and other assets                                           3,290           (7,501)
     Accrued interest payable and other liabilities                                        (2,455)           4,327
                                                                                        ---------        ---------
          Net cash provided by operating activities                                        14,439            7,847
                                                                                        ---------        ---------

Cash flows from investing activities:

Net increase in interest-bearing deposits with banks                                          (77)            (377)
Purchase of investment securities                                                        (988,037)        (609,172)
Proceeds from sale of securities available-for-sale                                       398,752           29,065
Proceeds from securities called/matured                                                   480,885          468,037
Net increase in loans                                                                     (41,834)         (47,673)
Purchases of premises, equipment, and leasehold improvements                               (4,054)          (1,439)
                                                                                        ---------        ---------
          Net cash used in investing activities                                          (154,365)        (161,559)

Cash flows from financing activities:

Net increase in demand and savings deposits                                                64,576           24,617
Net increase in time deposits                                                              95,410          135,139
Decrease in securities sold under agreement to repurchase                                      --          (26,143)
Net increase in borrowings from Federal Home Loan Bank                                     (5,000)          25,000
Dividends paid                                                                             (1,500)          (1,240)
                                                                                        ---------        ---------
          Net cash provided by financing activities                                       153,486          157,373

          Net increase in cash and cash equivalents                                        13,560            3,661
Cash and cash equivalents at beginning of period                                           27,545           29,297
                                                                                        ---------        ---------

Cash and cash equivalents at end of period                                              $  41,105        $  32,958
                                                                                        =========        =========

Supplemental disclosure of other cash and noncash activities:

Interest paid for the year                                                              $  26,065        $  32,928
Income tax payments for the year                                                            7,128            7,781
Loans transferred to other real estate owned                                                  421              146



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